                           AMENDMENT NO. 2 AND WAIVER

                  AMENDMENT NO. 2 AND WAIVER (this "Amendment"), dated as of April 14, 2000, between ThermoView Industries Inc. ("Company") and GE Capital Equity Investments, Inc. ("GE Capital").


                              W I T N E S S E T H:

                  WHEREAS, Company and GE Capital are parties to that certain Securities Purchase Agreement, dated as of July 8, 1999 (as from time to time amended, restated, supplemented or otherwise modified, the "Purchase Agreement", and unless the context otherwise requires or unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Purchase Agreement); and

                  WHEREAS, Company issued Warrant No. 4 dated July 8, 1999 to GE Capital (the "Warrant"); and

                  WHEREAS, Company has requested an amendment and/or waiver of, and GE Capital has agreed to amend and/or waive, certain provisions of the Purchase Agreement and the Warrant, on the terms and subject to the conditions as hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO THE PURCHASE AGREEMENT. Effective as of the Effective Date (as defined herein), the Purchase Agreement is amended as follows:

                  1.1 By amending and restating the definition of "Qualified IPO" in its entirety as follows:

                  `"Qualified IPO." shall mean a sale of Common Stock pursuant to an initial public offering of Common Stock on Form S-1 (or any equivalent general registration form) under the Securities Act (i) at a price not less than $5.50 per share of Common Stock, (ii) in which the aggregate proceeds (before expenses and underwriting discounts) to Company shall not be less than $6,902,500 and (iii) following which the Common Stock will be listed on the American Stock Exchange.'

                  1.2 By amending and restating Sections 5.1(b)(i) and (ii) of the Purchase Agreement in their entirety as follows:

                  `"(i) MONTHLY INFORMATION. Commencing with the month ending March 31, 2000, Company will deliver to Purchaser as soon as practicable after the end of each month, but in any event within 30 days thereafter: (A) an unaudited consolidated balance sheet of Company and its Subsidiaries, if any, at the end of such month; (B) unaudited consolidated statements of income, retained earnings and cash flows of Company and its Subsidiaries, if any, for such month and for the portion of such year ending with such month; (C) an acquisition pipeline report; (D) projected consolidated cash flow statements of each of Company and its Subsidiaries, including summary details of cash disbursements, for the immediately succeeding calendar month; (E) an Earn-Out forecast which shall detail all anticipated payments for all Earn-Outs; and (F) a certificate ("Compliance Certificate") signed by the Chief Executive Officer or Chief Financial Officer of Company, certifying that such officer has reviewed the relevant terms of this Agreement and the other Transaction Documents, has made, or caused to be made under his or her supervision, an adequate review of the transactions and condition of each of Company and its Subsidiaries during such period and as at the date of such signing, and that such review has not disclosed the existence, during such period or as at the date of such signing, of any Event of Default, or if so, specifying the nature and period of existence thereof and what action Company or any of its Subsidiaries has taken or is taking or proposes to take with respect thereto together with a certification that, as applicable, Company and its Subsidiaries as at the end of such month, if applicable, was, or was not, in compliance with the financial covenants set forth in Section 5.1(h) of this Agreement, and a schedule disclosing the calculations forming the basis for such certification.

                  (ii) QUARTERLY INFORMATION. Company will deliver to Purchaser as soon as practicable after the end of each of the first three quarterly fiscal periods in each Fiscal Year of Company, but in any event within 45 days thereafter, (A) an unaudited consolidated balance sheet of Company and its Subsidiaries, if any, as at the end of such quarter; (B) unaudited consolidated statements of income, retained earnings and cash flows of Company and its Subsidiaries, if any, for such quarter and (in the case of the second and third quarters) for the portion of the Fiscal Year ending with such quarter, setting forth in comparative form in each case the projected consolidated figures for such period and the actual consolidated figures for the comparable period of the prior Fiscal Year. Such statements shall be (1) prepared in accordance with GAAP consistently applied, (2) in reasonable detail,
         (3) certified by the principal financial or accounting officer of Company and (4) accompanied by a Compliance Certificate or other statement in reasonable detail, certified by the Chief Executive Officer or Chief Financial Officer of Company showing the calculations used in determining compliance with each of the financial covenants set forth in Sections 5.1(h) and 5.2(i); and (C) the pro forma financial reports of Company and its Subsidiaries for such quarter."

                  1.3 By amending and restating Sections 5.1(h)(i) and (ii) in their entirety as follows:

                  "(i) FUNDED DEBT TO MODIFIED EBITDA. The ratio, calculated as of the end of each fiscal quarter of Company and its Subsidiaries beginning March 31,

         2000 (each a "Calculation Date"), of the consolidated (and combined, if applicable) Funded Debt of Company and its Subsidiaries as of each Calculation Date divided by the consolidated (and combined, if applicable) Modified EBITDA for Company and its Subsidiaries for the four (4) fiscal quarters of Company and its Subsidiaries immediately preceding the applicable Calculation Date shall not be greater than
         10.00 to 1.00 as of the Calculation Date occurring on March 31, 2000, and thereafter until, but not including, the Calculation Date occurring on June 30, 2000; 7.50 to 1.00 as of the Calculation Date occurring on June 30, 2000, and thereafter until, but not including, the Calculation Date occurring on September 30, 2000; 5.25 to 1.00 as of the Calculation Date occurring on September 30, 2000, and thereafter until, but not including, the Calculation Date occurring on December 31, 2000, and 4.25 to 1.00 as of the Calculation Date occurring on December 31, 2000, and as of all Calculation Dates thereafter.

                  For purposes of this financial covenant, the following terms shall have the following meaning:

                  (A) "Base Earnings" shall mean the consolidated (and combined, if applicable) sum of all earnings before interest, taxes, depreciation and amortization LESS any extraordinary gain, PLUS expenses, calculated and estimated by Company and its Subsidiaries in a manner and amount acceptable to Purchaser in each case, incurred by Company and its Subsidiaries, if and to the extent applicable, that reasonably are expected no longer to be incurred because of operating efficiencies realized as a result of and following each such entity having become a Subsidiary of Company ("Non-Recurring Expenses"), and before giving effect to "corporate income" (e.g., interest income and similar revenues generated by cash on hand) of Company and its Subsidiaries and corporate overhead incurred by Company and its subsidiaries during the period of calculation.

                  (B) "EBITDA" shall mean the sum of (i) Base Earnings of Company and its Subsidiaries PLUS (ii) an amount equal to all non-cash charges to income incurred by Company and its Subsidiaries on or before the date of this Agreement in respect of stock options heretofore issued by Company and its Subsidiaries ("Stock Option Charges"), not to exceed (a) $6,120,000 for the Calculation Date occurring on September 30, 1999, until (but not including) the Calculation Date occurring on December 31, 1999, (b) $620,000 for the Calculation Date occurring on December 31, 1999, until (but not including) the Calculation Date occurring on March 31, 2000 and (c) $0.00 for all Calculation Dates occurring on and after March 31, 2000.

                  (C) "Funded Debt" shall mean the consolidated (and combined, if applicable) sum of borrowings pursuant to the PNC Loan Agreement, plus current (i.e. less than or equal to one (1) year) and non-current maturities of long term Indebtedness of each of Company and its Subsidiaries (including but not limited to any obligations of any of Company or its Subsidiaries that are determined based on the future performance of any acquired entity ("Earn-Outs") to any other person or entity). For purposes of this calculation, Funded Debt shall be deemed to include, at all times, the actual principal amount of any Senior Debt and Indebtedness under this Agreement and the Note, in each case due and owing without regard to any carrying value thereof shown on the books and records of Company and its Subsidiaries.

                  (D) "ModifiedEBITDA" is defined as the EBITDA of Company and its Subsidiaries for which the Funded Debt to Modified EBITDA financial covenant is being calculated, except without giving effect to the EBITDA of any of Company or its Subsidiaries (each an "Unaudited Subsidiary") for which the Purchaser has not received both (x) audited financial statements in form and detail acceptable to the Purchaser, as well as (y) other due diligence information concerning such of Company or its Subsidiaries as Purchaser may request, in form and substance acceptable to the Purchaser plus fifty percent (50%) of the EBITDA of each Unaudited Subsidiary.

                  (ii) FIXED CHARGE COVERAGE RATIO. The ratio as of each Calculation Date of the consolidated (and combined, if applicable) Modified EBITDA LESS the amount of any Earn-Outs (as that term is defined herein) not financed with the proceeds of loans or other borrowings from any person or entity ("Unfinanced Earn-Outs"), cash taxes ("Cash Taxes") and Capital Expenditures of Company and its Subsidiaries not financed with the proceeds of loans or other borrowings from any person or entity ("Unfinanced Capital Expenditures"), which Unfinanced Earn-Outs, Cash Taxes and Unfinanced Capital Expenditures were incurred during the immediately preceding four (4) fiscal quarters of Company and its Subsidiaries divided by the sum of consolidated (and combined, if applicable) current maturities of Funded Debt for Company and its Subsidiaries PLUS any and all dividends paid or accrued by Company and its Subsidiaries PLUS all Fixed Charges paid or accrued by Company and its Subsidiaries, shall not be less than .70 to 1.00 as of the Calculation Date occurring on March 31, 2000, and thereafter until, but not including, the Calculation Date occurring on June 30, 2000; and .75 to 1.00 as of the Calculation Date occurring on June 30, 2000, and thereafter until, but not including, the Calculation Date occurring on

         September 30, 2000; and 1.10 to 1.00 as of the Calculation Date occurring on September 30, 2000, and thereafter until, but not including, the Calculation Date occurring on December 31, 2000; and
         1.20 to 1.00 as of the Calculation Date occurring on December 31, 2000, and as of all Calculation Dates thereafter."

                     1.4 By adding the following new clause (iv) to Section 5.1(h):

                  "(iv) SENIOR DEBT TO EBITDA. The ratio as of each Calculation Date of the sum of consolidated (and combined, if applicable) PNC Senior Debt and other Senior Debt as of each Calculation Date divided by the consolidated (and combined, if applicable) EBITDA for Company and its Subsidiaries for the four (4) fiscal quarters of Company and its Subsidiaries immediately preceding the applicable Calculation Date shall not be greater than 4.60 to 1.00 as of the Calculation Date occurring on March 31, 2000, and thereafter until, but not including, the Calculation Date occurring on June 30, 2000; 4.50 to 1.00 as of the Calculation Date occurring on June 30, 2000, and thereafter until, but not including, the Calculation Date occurring on September 30, 2000; and 3.50 to 1.00 as of the Calculation Date occurring on September 30, 2000, and as of all Calculation Dates thereafter."

                    1.5 By deleting the reference in Section 5.1(k) each reference to "September 30, 1999" and substituting therefor "June 30, 2000" in each case.

                    1.6       By adding the following new Section 5.2(k):

                  "(k) EARN-OUT PAYMENTS. Except for the $1,000,000.00 Earn-Out payment paid to Mr. Thomas on February 29, 2000, and financed (i.e., not an Unfinanced Earn-Out) with the proceeds of the recent equity offering by Company, Company shall not, and shall not permit any of its Subsidiaries to, make any payment with respect to any Earn-Out at any time (i) the Funded Debt to Modified EBITDA ratio of Company and its Subsidiaries, as such ratio is more particularly described in Section 5.1(h)(i) of this Agreement, is greater than or equal to 5.00 to 1.00 as of the Calculation Date immediately preceding the date any such Earn-Outs are due and payable or (ii) the Fixed Charge Coverage Ratio of Company and its Subsidiaries, as such ratio is more particularly described in Section 5.1(h)(ii) of this Agreement, is less than or equal to 1.10 to 1.00 as of the Calculation Date immediately preceding the date any such Earn-Outs are due and payable."

                 SECTION 2. WAIVER OF CERTAIN PROVISIONS. (a) Effective as of the Effective Date, GE Capital hereby grants a waiver of Company's and its Subsidiaries' non-compliance with:

         (i) the covenants contained in Section 5.1(b)(ii) of the Purchase Agreement and Section 13.2 of the Warrant and of the Events of Default that would otherwise result from a violation of those sections solely for the Fiscal Year ended December 31, 2000 and to the extent Company shall deliver to GE Capital such financial documents as soon as practicable after the filing with SEC of its Form 10-K Annual Report for the Fiscal Year ended December 31, 1999;

         (ii) the financial covenants contained in the Sections 5.1(h)(i) and
(ii) of the Purchase Agreement and of the Events of Default that would otherwise result from a violation of those sections, solely for the period from November 10, 1999 to March 30, 2000; and

         (iii) the covenants contained in Section 5.1(k) of the Purchase Agreement and of the Events of Default that would otherwise result from a violation of that section, solely for the period from September 30, 1999, to March 30, 2000.

         (b) Effective as of the Effective Date, GE Capital hereby waives, solely in respect of the issuance by Company of the Stock as set forth on Schedule A hereto, of the applicability of Articles IV and XVII of the Warrant and any other similar anti-dilution provisions in the Transaction Documents.

         (c) Company agrees that it will, and will cause its Subsidiaries to, hereafter comply fully with the provisions waived pursuant to this Section 2, as amended, and all other provisions of the Purchase Agreement and the other Transaction Documents, which remain in full force and effect

       SECTION 3. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT. Except as otherwise expressly provided herein, this Amendment shall be effective as of March 31, 2000 so long as each of the following conditions shall have been satisfied or provided for in a manner satisfactory to GE Capital or waived by GE Capital (such date is referred to herein as the "Effective Date"):

         (a) This Amendment shall have been fully executed and delivered by each of the parties hereto.

         (b) Each of the Subsidiaries of Company party to the Guaranty shall have executed and delivered the consent included in the signature pages hereto.

         (c) The Fifth Amendment to Loan Agreement and Amendment to Note among Company, each of its Subsidiaries listed therein and PNC Bank, National Association ("PNC Bank"), shall have been executed and delivered by each of the parties thereto (the "Fifth Amendment") in form and substance satisfactory to GE Capital.

         (d) The Guaranty Agreement (as defined in the Fifth Amendment) shall have been executed and delivered by each of Stephen A. Hoffmann, Nelson E. Clemmens, Richard E. Bowlds and Douglas I. Maxwell, III (each an "Individual Guarantor") in form and substance satisfactory to GE Capital.

         (e) Each Individual Guarantor shall have executed and delivered the consent included in the signature pages hereto.

         (f) Each of Alvin W. Leingang, Steven Hoyt, Rodney H. Thomas, Bradley
A. Smith and Michael S. Haines shall have executed and delivered an Agreement in form and substance satisfactory to GE Capital.

         (g) Each of Brown Simpson Strategic Growth Fund, Ltd. and Brown Simpson Strategic Growth Fund, L.P. shall have executed and delivered a Waiver, Consent and Covenant in form and substance satisfactory to GE Capital.

         (h) Company shall have obtained, and delivered to GE Capital a copy of, each consent required in connection with this Amendment and the Fifth Amendment.

     SECTION 4. EFFECT ON PURCHASE AGREEMENT.

         (a) On and after the Effective Date, each reference in the Purchase Agreement to "this Agreement", "herein", "hereof", "hereunder" or words of similar import, shall mean and be a reference to the Purchase Agreement as amended hereby.

         (b) Except as specifically amended above in connection herewith, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of GE Capital under any of the Transaction Documents or constitute a waiver of any provision of any of the Transaction Documents.

     SECTION 5. GOVERNING LAW. THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. SECTION TITLES. Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                    THERMOVIEW INDUSTRIES, INC.



                                    By: /s/ Nelson E. Clemmens
                                        ---------------------------------
                                        Nelson E. Clemmens, President

                                    GE CAPITAL EQUITY INVESTMENTS, INC.



                                    By: /s/ John Malfettone
                                        ---------------------------------
                                        Duly Authorized signatory

                            CONSENT OF THE GUARANTORS

                  The Subsidiaries of Company hereby (i) acknowledge receipt of a copy of this Amendment and (ii) agree that the terms and provisions thereof shall not affect in any way the obligations and liabilities of such Subsidiaries under the Guaranty or any of the other Transaction Documents, all of which obligations and liabilities shall remain in full force and effect and each of which are hereby reaffirmed.

                                    AMERICAN HOME DEVELOPERS CO., INC., a
                                    California corporation


                                    By:  /s/ Nelson E. Clemmens
                                         ---------------------------------
                                          Nelson E. Clemmens, President


                                    FIVE STAR BUILDERS, INC., a California
                                    corporation, successor in interest to
                                    American Home Remodeling

                                    By:  /s/ Nelson E. Clemmens
                                         ---------------------------------
                                          Nelson E. Clemmens, President



                                    KEY HOME CREDIT, INC.,  a Delaware
                                    corporation


                                    By:  /s/ Leigh Ann Barney
                                         ---------------------------------
                                          Leigh Ann Barney, President


                                    KEY HOME MORTGAGE, INC., a Delaware
                                    corporation


                                    By:  /s/ Nelson E. Clemmens
                                         ---------------------------------
                                          Nelson E. Clemmens, President


                                    LEINGANG SIDING AND WINDOW, INC., a North
                                    Dakota business corporation


                                    By:  /s/ Nelson E. Clemmens
                                         ---------------------------------
                                          Nelson E. Clemmens, President



                                    PRIMAX WINDOW CO., a Kentucky corporation


                                    By:  /s/ Nelson E. Clemmens
                                         ---------------------------------
                                          Nelson E. Clemmens, President

                                    PRECISION WINDOW MFG., INC., a Missouri
                                    corporation


                                    By:  /s/ Nelson E. Clemmens
                                         ---------------------------------
                                          Nelson E. Clemmens, President



                                    ROLOX, INC. a Kansas corporation


                                    By:  /s/ Nelson E. Clemmens
                                         ---------------------------------
                                          Nelson E. Clemmens, President



                                    TD WINDOWS, INC. a Kentucky corporation


                                    By:  /s/ Nelson E. Clemmens
                                         ---------------------------------
                                          Nelson E. Clemmens, President


                                    THERMAL LINE WINDOWS, INC. a North Dakota corporation, formerly known as Ice Inc., successor in interest to Blizzard Enterprises, Inc. and Thermal Line Windows, LLP


                                    By:  /s/ Nelson E. Clemmens
                                         ---------------------------------
                                          Nelson E. Clemmens, President



                                    THERMOVIEW OF MISSOURI, INC., a Missouri corporation


                                    By:  /s/ Nelson E. Clemmens
                                         ---------------------------------
                                          Nelson E. Clemmens, President



                                    THERMO-TILT WINDOW COMPANY, a Delaware
                                     corporation


                                    By:  /s/ Nelson E. Clemmens
                                         ---------------------------------
                                          Nelson E. Clemmens, President

                                    THOMAS CONSTRUCTION, INC., a Missouri
                                    corporation


                                    By:  /s/ Nelson E. Clemmens
                                         ---------------------------------
                                          Nelson E. Clemmens, President



                                    THERMO-SHIELD OF AMERICA (ARIZONA), INC., an Arizona corporation


                                    By:  /s/ Nelson E. Clemmens
                                         ---------------------------------
                                          Nelson E. Clemmens, President



                                    THERMO-SHIELD OF AMERICA (MICHIGAN), INC., a Michigan corporation


                                    By:  /s/ Nelson E. Clemmens
                                         ---------------------------------
                                          Nelson E. Clemmens, President



                                    THERMO-SHIELD COMPANY, LLC, an Illinois
                                    limited liability company


                                    By:  /s/ Nelson E. Clemmens
                                         ---------------------------------
                                          Nelson E. Clemmens, Manager and
                                          President



                                    THERMO-SHIELD OF AMERICA(WISCONSIN), LLC, a
                                    Wisconsin limited liability company


                                    By:  /s/ Nelson E. Clemmens
                                         ---------------------------------
                                          Nelson E. Clemmens, Manager and
                                          President



                                    THERMOVIEW ADVERTISING GROUP, INC., a
                                    Delaware corporation


                                    By:
                                         ---------------------------------
                                         Charlton C. Hundley, Secretary


                  PNC BANK, NATIONAL ASSOCIATION, a national banking association

                                    By:
                                        ----------------------------------
                                        Gregory M. Carroll, Vice President

                        CONSENT OF INDIVIDUAL GUARANTORS

         Notwithstanding the provisions of that certain Subordination and Intercreditor Agreement, dated July 8, 1999, among PNC Bank, Company and GE Capital, if any amounts have become payable or have been paid by any Individual Guarantor under the Guaranty Agreement, each Individual Guarantor agrees that the rights of such Individual Guarantor, in respect of such monies, to seek to enforce repayment, obtain the benefit of any security or exercise any other rights or legal remedies of any kind which may accrue to such Individual Guarantor against the Company or any of its Subsidiaries, whether by way of subrogation, offset, counterclaim or otherwise, in respect of the amount so payable or so paid (or in respect of any monies for the time being due to such Guarantor from Company or any of its Subsidiaries) shall be pari passu with the rights of GE Capital in respect of the Obligations if and for so long as any Obligations shall be outstanding.

                                            /s/ Stephen A. Hoffmann
                                            ---------------------------------
                                            Stephen A. Hoffmann

                                            /s/ Nelson E. Clemmens
                                            ---------------------------------
                                            Nelson E. Clemmens


                                            ---------------------------------
                                            Richard E. Bowlds

                                            /s/ Douglas I. Maxwell, III
                                            ---------------------------------
                                            Douglas I. Maxwell, III